UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 29, 2014

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

 Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On January 29, 2014, MainSource Financial Group, Inc. (the “Company”), issued a press release announcing certain financial results for the fourth quarter and year ended December 31, 2013.  The press release is furnished with this report as Exhibit 99.1.

Item 8.01.                                        Other Events.

On January 29, 2014, the Company also announced that its Board of Directors had declared a quarterly dividend of $.10 per share payable on March 14, 2014 to common shareholders of record as of March 4, 2014.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release of MainSource Financial Group, Inc. dated January 29, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2014

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of MainSource Financial Group, Inc. dated January 29, 2014